SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934
                                (Amendment No. )

  Filed by the registrant     X
                          ---------
  Filed by a party other than the registrant  ____

  Check the appropriate box:

       ___ Preliminary proxy statement      ___ Confidential, For Use of the
        X  Definitive proxy statement           Commission Only (as
       ___ Definitive additional materials       permitted by Rule 14a-6(e)(2))
       ___ Soliciting material pursuant to
           Rule 14a-12

                         CYBER MARK INTERNATIONAL CORP.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

        Payment of Filing Fee (Check the appropriate box):

    X   No fee required.
   ---
   ___  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)     Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------
(2)     Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rules 14-a-6(I)(1) and 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------
(4)     Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------
(5)     Total fee paid:

        ------------------------------------------------------------------
        Fee paid previously with preliminary materials:

        ------------------------------------------------------------------

        Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount previously paid:

        -------------------------------------------------------------------
(2)     Form, Schedule or Registration Statement No.:

        -------------------------------------------------------------------
(3)     Filing party:

        -------------------------------------------------------------------
(4)     Date filed:

        -------------------------------------------------------------------

                         CYBER MARK INTERNATIONAL CORP.
                             359 Enford Road, Unit 1
                      Richmond Hill, Ontario Canada L4C 3G2

                   -------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD JULY 2, 2001




         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Cyber Mark International Corp. ("Company") will be held at 359 Enford Road, Unit 1, Richmond Hill, Ontario, Canada on July 2, 2001 at 10:00 a.m. local time, for the following purposes:

         1. To elect one director to hold office until the Annual Meeting of Shareholders in 2002 and until his successor has been duly elected and qualified;

         2. To consider and vote upon a proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock;

         3.       To approve the 2001 Performance Equity Plan; and

         4. To transact such other business as may properly come before the meeting, and any adjournment(s) thereof.

         The transfer books will not be closed for the Annual Meeting. Only shareholders of record at the close of business on June 13, 2001 will be entitled to notice of, and to vote at, the meeting and any adjournments thereof.

         You are urged to read the attached proxy statement, which contains information relevant to the actions to be taken at the meeting. In order to assure the presence of a quorum, whether or not you expect to attend the meeting in person, please sign and date the accompanying proxy card and mail it promptly in the enclosed addressed, postage prepaid envelope. You may revoke your proxy if you so desire at any time before it is voted.

                                            By Order of the Board of Directors


                                            Samuel Singal
                                            President


Richmond Hill, Ontario
June 19, 2001

                          CYBER MARK INTERNATIONAL CORP.

                                    ----------

                                 PROXY STATEMENT

                                    ----------

                               GENERAL INFORMATION

         This Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Cyber Mark International Corp. ("Company") to be used at the Annual Meeting of Shareholders of the Company to be held at 10:00 a.m. Monday, July 2, 2001 and any adjournment or adjournments thereof ("Annual Meeting"). The Annual Meeting will be held at 359 Enford Road, Unit 1, Richmond Hill, Ontario, Canada. The matters to be considered at the meeting are set forth in the attached Notice of Meeting.

         The Company's executive offices are located at 359 Enford Road, Unit 1, Richmond Hill, Ontario, Canada L4C 3G2. This Proxy Statement and the enclosed form of proxy are first being sent to shareholders on or about June 19, 2001.

Record Date; Voting Securities

         The Board of Directors has fixed the close of business on June 13, 2001 as the record date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any and all adjournments thereof. As of June 13, 2001, the Company had issued and outstanding 30,561,038 shares of Common Stock, par value $.0001 per share ("Common Stock"), the Company's only class of voting securities outstanding. Each shareholder of the Company will be entitled to one vote for each share of Common Stock registered in his or her name on the record date.

Solicitation, Voting and Revocation of Proxies

         Proxies in the form enclosed are solicited by and on behalf of the Board of Directors. The person named in the proxy has been designated as proxy by the Board of Directors. Any proxy given pursuant to such solicitation and received in time for the meeting will be voted as specified in such proxy. If no instructions are given, proxies will be voted "FOR" the election of the nominee as the director of the Company listed below under the caption Proposal I, "FOR" the proposal to amend to Company's Articles of Incorporation to increase the number of authorized shares of capital stock as described below under Proposal II, "FOR" the proposal to approve the 2001 Performance Equity Plan ("2001 Plan") and, in the discretion of the proxies named in the proxy with respect to any other matters properly brought before the meeting and any adjournments of the meeting. Any proxy may be revoked by written notice received by the President of the Company at any time prior to the voting thereof, by submitting a subsequent proxy or by attending the Annual Meeting and voting in person. Attendance by a shareholder at the Annual Meeting does not alone serve to revoke his or her proxy.

         The presence, in person or by proxy, of a majority of the votes entitled to be cast at the meeting will constitute a quorum at the meeting. A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by such proxy are not being voted ("shareholder withholding") with respect to a particular matter. Similarly, a broker may not be permitted to vote stock ("broker non-vote") held in street name on a particular matter in the absence of instructions from the beneficial owner of such stock. The shares subject to a proxy which are not being voted on a particular matter (because of either shareholder withholding or broker non-vote) will not be considered shares present and entitled to vote on such matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum, unless the proxy indicates that such shares are not being voted on any matter at the meeting, in which case such shares will not be counted for purposes of determining the presence of a quorum.

         Directors are elected by a plurality of the votes cast at the meeting. "Plurality" means that the nominees who receive the highest number of votes will be elected as the directors of the Company. Consequently, any shares not voted "FOR" a particular nominee (because of either shareholder withholding or broker non-vote), will not be counted in such nominee's favor.

         The approval of the amendment to the Articles of Incorporation requires the affirmative vote of a majority of the shares of Common Stock outstanding and entitled to vote. Because this proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock, abstentions on this matter (which are considered present and entitled to vote on the matters) and shares of Common Stock considered present, but not entitled to vote on this matter (because of a broker non-vote), will have the same effect as a vote against the proposal.

         The 2001 Plan must be approved by the affirmative vote of a majority of the shares of Common Stock present or represented at the annual meeting and entitled to vote. Abstentions from voting with respect to the approval of the 2001 Plan are deemed entitled to vote with respect to such proposal and, therefore, have the same effect as a vote against the proposal. Shares deemed present at the meeting but not entitled to vote on the 2001 Plan (because of a broker non-vote) are not deemed entitled to vote with respect to such proposal and therefore will have no effect on such vote.

         All other matters that may be brought before the shareholders must be approved by the affirmative vote of a majority of the votes cast at the meeting. Abstentions from voting are counted as "votes cast" with respect to such proposal and, therefore, have the same effect as a vote against the proposal. Shares deemed present at the meeting but not entitled to vote (because of either shareholder withholding or broker non-vote) are not deemed "votes cast" with respect to such proposal and therefore will have no effect on such vote.

Annual Report

         The Company's Annual Report on Form 10-KSB to Shareholders for the fiscal year ended December 31, 2000, as amended, which contains audited financial statements, is being mailed with this Proxy.

Incorporation by Reference of Certain Financial Information

         The Company hereby incorporates by reference its consolidated financial statements as at December 31, 2001, and the management's discussion and analysis contained in the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001.

Recent Developments

         The Board of Directors recently approved a series of agreements to restructure the Company. The Company, pursuant to a Stock Purchase Agreement between the Company and Samuel Singal, the Chairman of the Board and Chief Operating Officer of the Company, sold 100 shares of common stock of CM300 Corporation ("CM300"), its wholly owned subsidiary, to Mr. Singal in exchange for all of the right, title and interest in and to all of the intellectual property owned by Mr. Singal and used in the conduct of the business of CM300. The shares are all the outstanding shares of CM300. Further, in exchange for an assignment by CM300 to the Company of all of its right, title and interest in and to all of the intellectual property owned by CM300 and used in the conduct of the business of CM300, the Company assumed all responsibility and obligation for repayment of a shareholder loan in the amount of $76,051 made to CM300 by Mr. Singal ("Indebtedness"). Upon assumption of the Indebtedness, the Company converted the Indebtedness into 661,313 shares of Common Stock based upon the value of the Indebtedness and the closing price of the Common Stock on May 17, 2001 ($.115).

         CM300 has not had any operations for approximately 18 months that have generated any revenues. The fixed assets of CM300 are not considered to have any substantial value and some are pledged to secure prior obligations of CM300. Some of the obligations are guaranteed by Mr. Singal. None of the obligations of CM300 are those of the Company or guaranteed by the Company, other than as specifically assumed. By acquiring all the intellectual property used in the business of virtual reality games, the Company believes it is retaining the substantial assets of the consolidated entity. In addition, the Company believes the intellectual property and the reorganization to eliminate the loss generating CM300 subsidiary may make it more attractive as a public corporation.

         Additionally, the Board of Directors approved a stock dividend of ten shares of Common Stock for every one share of Common Stock outstanding (the "Dividend"), to be payable on the fourteenth day after all required corporate actions have been taken to increase the Common Stock capitalization of the Company.

Security Ownership of Certain Beneficial Owners

         The following table sets forth certain information as of June 13, 2001, with respect to the stock ownership of (i) those persons or groups who beneficially own more than 5% of the Company's Common Stock, (ii) each director of the Company, (iii) each executive officer whose compensation exceeded $100,000 in 2000, and (iv) all directors and executive officers of the Company as a group (based upon information furnished by such persons).


                                        Amount and Nature
                                          of Beneficial              Percent
Name of Beneficial Owner                    Ownership                of Class
------------------------                    ---------                --------
Samuel Singal(1)                            7,666,000                   25%
All directors and executive
 officers as a group                        7,666,000                   25%
 (1 person)


(1) The person's address is 359 Enford Road, Unit 1, Richmond Hill, Ontario, Canada L4C 3G2.


                        PROPOSAL I: ELECTION OF DIRECTOR

         The person listed below has been designated by the Board of Directors as the candidate for election as director to serve until the next annual meeting of shareholders or until his respective successor has been elected and qualified. Unless otherwise specified in the form of proxy, the proxies solicited by management will be voted "FOR" the election of this candidate. In case this nominee becomes unavailable for election to the Board of Directors, an event which is not anticipated, the person named as proxy, or his substitute, shall have full discretion and authority to vote or refrain from voting for any other nominee in accordance with their judgment.

Name            Age    Director Since     Position
----            ---    --------------     ---------
Samuel Singal   52         1998           Chairman of the Board and Chief
                                          Operating Officer and Director


         Samuel Singal founded the Company's principal subsidiary, CM300 in 1996 and the Company in 1998 as a holding company. Mr. Singal has been the Chairman and Chief Operating Officer of the Company since 1998 and the President of CM300 since 1996. From 1994 until 1996, Mr. Singal was employed at Cybermind Systems, where he held the position of President.

Board Meetings and Committees

         During the fiscal year ended December 31, 2000, the Board of Directors acted by unanimous consent three times. Members of the Board of Directors generally are elected annually by the shareholders of the Company and may be removed as provided in the General Corporation Law of the State of Delaware and the Company's Articles of Incorporation.

Compensation of Outside Directors

         Directors who are employees of the Company receive no cash compensation for serving on the board of directors other than reimbursement of reasonable expenses incurred in attending meetings. There are no outside directors of the Company, and the Company does not have any policy on compensation of outside directors at this time.

Executive Compensation

         The Company currently does not pay any salary to Mr. Singal. Mr. Singal is not employed under a written contract of employment.

         The Company cannot determine, without unreasonable effort or expense, the specific amount of certain personal benefits afforded to its employees, or the extent to which benefits are personal rather than for business. The Company has concluded that the aggregate amounts of such personal benefits which cannot be specifically or precisely ascertained do not in any event exceed, as to each individual named above, the lesser of $50,000 or 10% of the compensation reported above for such individual, or, in the case of a group, the lesser of $50,000 for each individual in the group, or 10% of the compensation reported above for the group, and that such information set forth above is not rendered materially misleading by virtue of the omission of the value of such personal benefits.

1998 Performance Equity Plan

         We have a Performance Equity Plan which was adopted in 1998 and provides for the issuance of stock-based awards for up to 520,000 shares of Common Stock. The awards under this plan may be granted separately or together with other awards. The awards include non-incentive stock options, stock bonuses and cash payment awards. Awards may be granted to consultants, directors, employees and officers of the Company. No incentive awards may be granted under this plan. We currently have not granted any awards under this plan to date.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who beneficially own more than ten percent of a registered class of the Company's equity securities ("ten percent shareholders") to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. Officers, directors and ten percent shareholders are charged by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the fiscal year ended December 31, 2000, the filing requirements applicable to its executive officers, directors and ten percent shareholders were not fulfilled or not fulfilled on a timely basis.

                      PROPOSAL II: TO APPROVE THE AMENDMENT
             TO THE ARTICLES OF INCORPORATION TO CHANGE THE CAPITAL

         The Company is currently authorized by its Articles of Incorporation to issue 75,000,000 shares of Common Stock and 3,000,000 shares of Preferred Stock. As of the record date, 30,561,038 shares of Common Stock were outstanding and no shares of Preferred Stock were outstanding. In addition, the Company is obligated to reserve 520,000 shares of Common Stock for issuance under the 1998 Performance Equity Plan and 1,750,000 shares of Common Stock for issuance under the 2001 Plan. Further, the Board requires additional shares to effect the Dividend. For the Dividend, the Company will need to have available approximately 305,600,000 shares of Common Stock. The Common Stock does not and will not have any pre-emptive rights. The issuance of the shares for the Dividend will not have a dilutive effect on the current stockholders because the Dividend will represent only a proportionate increase in their holdings. The rights of the holders of Common Stock will not be altered as a result of the Dividend.

         Based on the number of shares of Common Stock outstanding as of the record date, the need to reserve shares of Common Stock as set forth above and the current Articles of Incorporation limit of 75,000,000 shares of Common Stock, the Board of Directors has determined that there is an inadequate number of authorized shares of Common Stock under the Articles of Incorporation for management to be able to meet current obligations of the Company and to plan for the future growth and development of the Company. Accordingly, the Board of Directors proposes to amend the Articles of Incorporation to increase the authorized number of shares of Common Stock by an additional 425,000,000 shares of Common Stock to 500,000,000 shares of Common Stock.

         The Board of Directors believes approval of the amendment to the Articles of Incorporation to increase the capital is in the best interest of the Company and its stockholders. The authorization of additional shares of Common Stock will enable the Company to meet its obligations under the various employee benefit plans, and issue securities convertible, exercisable or exchangeable for Common Stock in the future. Further, the authorization of additional shares will enable the Board of Directors to implement the Dividend. The proposed amendment will also give the Board of Directors flexibility to authorize the issuance of shares of Common Stock in the future for financing the Company's business, for acquiring other businesses, for forming strategic partnerships and alliances and for stock dividends and stock splits. Currently, the Company has no agreements or plans to issue any shares of Common Stock in connection with any acquisition of other business, including by way of an asset purchase or merger, combination or consolidation or for forming any partnerships or alliances.

         Approval of the proposal will permit the Board of Directors to issue additional shares of Common Stock without further approval of the stockholders of the Company; and the Board of Directors does not intend to seek stockholder approval prior to any issuance of the authorized capital stock unless stockholder approval is required by applicable law or stock market or exchange requirements. Although the Company from time to time reviews various transactions that could result in the issuance of Common Stock, the Company is not a party to any agreement to issue additional shares of its capital stock, except as may be required in connection with the exercise of existing outstanding options or warrants, or in connection with options and other stock based awards which may be issued under the Company's 1998 Performance Equity Plan, the 2001 Plan or under any other plan or arrangement the Board of Directors may hereafter approve.

         Other than limited provisions in the Company's by-laws, the Company does not have in place provisions which may have an anti-takeover effect. At this Annual Meeting, the shareholders are being asked to consider and approve a proposal to increase the number of authorized shares of Common Stock. This proposal has not resulted from the Company's knowledge of any specific effort to accumulate the Company's securities or to obtain control of the Company by means of a merger, tender offer, proxy solicitation in opposition to management or otherwise. The Company is not submitting this proposal to enable it to frustrate any efforts by another party to acquire a controlling interest or to seek Board representation.

         In certain instances, the issuance of additional shares of Common Stock will have a dilutive effect on earnings per share and on the equity and voting power of existing security holders of the Company's capital stock. It may also adversely affect the market price of the Common Stock. However, if additional shares are issued in transactions whereby favorable business opportunities are provided and allow the Company to pursue its business plans, the market price may increase.

         The holders of Common Stock of the Company are entitled to one vote for each share held of record on all matters to be voted on by the stockholders of the Company. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares of Common Stock of the Company voted in an election of directors can elect the directors of the Company. The holders of Common Stock are entitled to receive dividends when, as, and if declared by the Board of Directors out of funds legally available therefor. The Company never has paid cash dividends on its shares of Common Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the shares of Common Stock are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision has been made for each class of stock, if any, having preference over the Common Stock. Holders of shares of Common Stock have no conversion, preemptive or other subscription rights, and there are no redemption provisions applicable to the Common Stock.

         The affirmative vote of a majority of the outstanding Common Stock is required to approve the amendment to the Articles of Incorporation.

         If the proposal to amend the Articles of Incorporation is approved, the fourth article of the Articles of Incorporation will be amended promptly after the meeting to increase the number of shares of Common Stock the Company is authorized to issue to 500,000,000.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE  "FOR" THE APPROVAL
OF THE PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE CAPITAL


                          PROPOSAL III: TO APPROVE THE
                          2001 PERFORMANCE EQUITY PLAN

         On May 10, 2001, our board of directors adopted the 2001 Performance Equity Plan subject to shareholder approval at the annual meeting. Our board of directors believes that in order to continue to attract and retain directors, officers, employees and consultants of the highest caliber, provide increased incentive and to continue to promote the well-being of our company, it is in the best interest of our company and its stockholders to provide our directors, officers, employees and consultants an opportunity to acquire a proprietary interest in us.

Summary of the 2001 Plan

         The following summary of the 2001 Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the 2001 Plan, a copy of which is annexed to this proxy statement as Appendix A.

Administration

         The 2001 Plan is administered by the Board or, at its discretion, by the Company's Stock Option Committee or such other committee as may be designated by the Board (the "Committee"). All references herein to the "Committee" shall mean the Committee or the Board. The Committee has full authority, subject to the provisions of the 2001 Plan, to award any of the following, either alone or in tandem with each other:

         o       stock options;

         o       stock appreciation rights;

         o       restricted stock;

         o       deferred stock;

         o       stock reload options; and

         o       other stock-based awards.

         Subject to the provisions of the 2001 Plan, the Committee determines, among other things, the persons to whom from time to time awards may be granted, the specific type of award to be granted, the number of shares subject to each award, share prices, any restrictions or limitations on such awards, and any vesting, exchange, deferral, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to such awards. The interpretation and construction by the Committee of any provisions of, and the determination by the Committee of any questions arising under, the 2001 Plan or any rule or regulation established by the Committee pursuant to the 2001 Plan shall be final and binding on all persons interested in the 2001 Plan. Awards under the 2001 Plan are evidenced by agreements.

         Stock Subject to the 2001 Plan

         The 2001 Plan authorizes the granting of awards, whose exercise would allow up to an aggregate of 10,000,000 shares of Common Stock, to be acquired by the holders of such awards. The Company has issued restricted stock under the 2001 Plan for approximately 8,250,000 shares of Common Stock. There are approximately 1,750,000 shares of Common Stock remaining to be granted. In order to prevent the dilution or enlargement of the rights of holders under the 2001 Plan, the number of shares of Common Stock authorized by the 2001 Plan is subject to equitable adjustment in terms of any award (both of shares and price) by the board of directors in the event of any increase or decrease in the number of shares of outstanding Common Stock resulting from a merger, reorganization, consolidation, dividend (other than a cash dividend) payable on shares of Common Stock, stock split, reverse stock split, combination or exchange of shares, or other extraordinary or unusual event occurring after the grant of an award which results in a change in the shares of our common stock. The shares of Common Stock acquirable pursuant to the awards will be made available, in whole or in part, from authorized and unissued shares of Common Stock or treasury shares of Common Stock. If any award granted under the 2001 Plan is forfeited or terminated, the shares of Common Stock that were available pursuant to such award shall again be available for distribution in connection with awards subsequently granted under the 2001 Plan.

         Eligibility

         Subject to the provisions of the 2001 Plan, awards may be granted to directors, officers, employees and consultants who are deemed to have rendered or to be able to render significant services to us and who are deemed to have contributed or to have the potential to contribute to our success. Incentive stock options may be awarded only to persons who are our employees at the time of grant of such awards. Notwithstanding the foregoing, an award may be made or granted to a person in connection with his hiring or retention, or at any time on or after the date he reaches an agreement (oral or written) with the Company with respect to such hiring or retention, even though it may be prior to the date the person first performs services for the Company; provided, however, that no portion of any such award shall become vested prior to the date the person first performs such services.

         Types of awards

         Options. The 2001 Plan provides both for "Incentive" stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and for options not qualifying as Incentive stock options, both of which may be granted with any other stock-based award under the 2001 Plan. For Incentive stock options to result in the tax benefits to the holders, the 2001 Plan must be adopted by the stockholders before May 10, 2002. If the 2001 Plan is not adopted by stockholders, any Incentive stock options will be treated like Non-Incentive stock options.

         The Committee determines the exercise price per share of Common Stock purchasable under an Incentive or Non-Incentive stock option. The exercise price of Non-Incentive stock options may be less than 100% of the fair market value of our Common Stock on the date of the grant. The exercise price of Incentive stock options may not be less than 100% of the fair market value on the day of the grant or, in the case of an Incentive stock option granted to a person possessing more than 10% of the total combined voting power of all classes of our stock, not less than 110% of such fair market value ("10% stockholder"). In the case of an Incentive stock option, the aggregate fair market value on the date of grant of the stock option with respect to which Incentive stock options become exercisable for the first time by a holder during any calendar year shall not exceed $100,000. An Incentive stock option may only be granted within a ten-year period from the date the 2001 Plan is adopted and approved and may only be exercised within ten years from the date of the grant or, within five years in the case of an Incentive stock option granted to a 10% stockholder. Subject to any limitations or conditions the Committee may impose, stock options may be exercised, in whole or in part, at any time during the term of the stock option by providing us with written notice of exercise specifying the number of shares of Common Stock to be purchased. Such notice must be accompanied by payment in full of the purchase price, either in cash or, if provided in the agreement, in our securities, or in a combination of the two.

         Except as set forth below, stock options granted under the 2001 Plan may not be transferred other than by will or by the laws of descent and distribution and are exercisable only by the holder or, to the extent of legal incapacity or incompetency, the holder's guardian or legal representative, during his or her lifetime. Notwithstanding the foregoing, a holder, with the approval of the Committee, may transfer a Non-Incentive stock option (i) (A) by gift, for no consideration, or (B) pursuant to a domestic relations order, in either case, to or for the benefit of the holder's "Immediate Family" (as defined below), or (ii) to an entity in which the holder and/or members of holder's Immediate Family own more than fifty percent of the voting interest, in exchange for an interest in that entity, subject to such limits as the Committee may establish, and the transferee shall remain subject to all the terms and conditions applicable to the stock option prior to such transfer. The term "Immediate Family" shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the holder's household (other than a tenant or employee), a trust in which these persons have more than fifty percent beneficial interest, and a foundation in which these persons (or the Holder) control the management of the assets.

         Generally, if the holder is an employee, no stock options granted under the 2001 Plan may be exercised by the holder unless he or she is employed by us or a subsidiary of ours at the time of the exercise and has been so employed continuously from the date the stock options were granted. However, in the event the holder's employment is terminated due to the holder's death or disability, the holder (or, in the case of the holder's death, his or her legal representative or legatee under his or her will) may still exercise his or her stock options for a period of one year from the date of such termination, or such other greater or lesser period as the Committee may specify at the time of grant, or until the expiration of the stated term of the stock option, whichever period is shorter. If the holder's employment is terminated for any reason other than death or disability, the stock option shall automatically terminate. Notwithstanding the foregoing, if the holder's employment is terminated by us without cause or due to normal retirement upon the holder attaining the age of 65, then the portion of any stock option that has vested on the date of termination may be exercised for the lesser of three months after termination or the balance of the stock option's term, or such other greater or lesser or period as the Committee may specify at the time of grant.

         Stock appreciation rights. The Committee may grant stock appreciation rights to participants who have been, or are being, granted stock options under the 2001 Plan as a means of allowing them to exercise their stock options without the need to pay the exercise price in cash. In conjunction with Non-Incentive stock options, SARs may be granted either at or after the time of the grant of such Non-Incentive stock options. In conjunction with Incentive stock options, SARs may be granted only at the time of the grant of such Incentive stock options. A SAR entitles the holder to surrender to us all or a portion of a stock option in exchange for a number of shares of Common Stock determined by dividing the excess of the fair market price per share of Common Stock on the exercise date over the exercise price per share (as specified by the related stock option) by the fair market value of the stock option on the date the SAR is exercised.

         Restricted stock. The Committee may award shares of restricted stock either alone or in addition to other awards granted under the 2001 Plan. The Committee determines the persons to whom grants of restricted stock are made, the number of shares to be awarded, the price, if any, to be paid for the restricted stock by the person receiving such stock, the restriction period within which awards of restricted stock may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the restricted stock awards.

         Restricted stock awarded under the 2001 Plan may not be sold, exchanged, assigned, transferred, pledged, encumbered or otherwise disposed of other than to us during the applicable restriction period. Other than regular cash dividends and other cash equivalent distributions as the Committee may designate, pay or distribute, we will retain custody of all distributions made or declared with respect to the restricted stock during the restriction period. A breach of any restriction regarding the restricted stock will cause a forfeiture of such restricted stock and any retained distributions with respect thereto. Except for the foregoing restrictions, the holder shall, even during the restriction period, have all of the rights of a stockholder, including the right to receive and retain all regular cash dividends and other cash equivalent distributions as the Committee may designate, pay or distribute on such restricted stock and the right to vote such shares.

         In order to enforce the foregoing restrictions, the 2001 Plan requires that all shares of restricted stock awarded to the holder remain in our physical custody until the restrictions on such shares have terminated and all vesting requirements with respect to the restricted stock have been fulfilled.

         Deferred stock. The Committee may award shares of deferred stock either alone or in addition to other awards granted under the 2001 Plan. The Committee determines the eligible persons to whom, and the time or times at which, deferred stock will be awarded, the number of shares of deferred stock to be awarded, the duration of the period during which, and the conditions under which, receipt of the stock will be deferred, and all the other terms and conditions of such deferred stock awards.

         Deferred stock awards granted under the 2001 Plan may not be sold, exchanged, assigned, transferred, pledged, encumbered or otherwise disposed of other than to us during the applicable deferral period. The holder shall not have any rights of a stockholder until the expiration of the applicable deferral period and the issuance and delivery of the certificates representing such Common Stock. The holder may request to defer the receipt of a deferred stock award for an additional specified period or until a specified event. Such request must generally be made at least one year prior to the expiration of the deferral period for such deferred stock award.

         Stock reload options. The Committee may grant stock reload options to a holder who tenders shares of Common Stock to pay the exercise price of a stock option, and arranges to have a portion of the shares otherwise issuable upon exercise withheld to pay the applicable withholding taxes. A stock reload option permits a holder to exercise a stock option by delivering stock owned by him for a minimum of six months and receive a new stock option in exchange at the current market price for the same number of shares delivered to exercise the option. The Committee determines the terms, conditions, restrictions and limitations of the stock reload options. The exercise price of stock reload options shall be the fair market value as of the date of exercise of the exchanged option. Unless the Committee determines otherwise, a stock reload option may be exercised commencing one year after it is granted and expires on the expiration date of the exchanged option.

         Other stock-based awards. The Committee may grant other stock-based awards, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the 2001 Plan, including purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified subsidiaries. Subject to the terms of the 2001 Plan, the Committee has complete discretion to determine the terms and conditions of other stock-based awards. Other stock-based awards may be awarded either alone, in addition to, or in tandem with any other awards under the 2001 Plan or any other plan in effect.

         Competition

         If a holder's employment is terminated for any reason whatsoever, and within 18 months after the date of termination such holder either (i) accepts employment with any of our competitors or otherwise engages in competition with us, or (ii) discloses to anyone outside the Company or uses any of our confidential information or material in violation of our policies or any agreement between us and the holder, the Committee, in its sole discretion, may require the holder to return to us the economic value of any award that was realized or obtained by the holder at any time during the period beginning on that date that is six months prior to the date the holder's employment was terminated.

         Withholding taxes

         Upon the exercise of any award granted under the 2001 Plan, the holder may be required to remit to us an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to delivery of any certificate or certificates for shares of Common Stock. Subject to certain stringent limitations under the 2001 Plan, and at our discretion, the holder may satisfy these requirements by electing to have us withhold a portion of the shares to be received upon the exercise of the award having a value equal to the amount of the withholding tax due under applicable federal, state and local laws.

         Agreements; Transferability

         Stock options, SARs, restricted stock, deferred stock, stock reload options and other stock-based awards granted under the 2001 Plan will be evidenced by agreements consistent with the 2001 Plan in such form as the Committee may prescribe. Neither the 2001 Plan nor agreements thereunder confer any right to continued employment upon any holder of a stock option, SAR, restricted stock, deferred stock, stock reload option or other stock-based award. Further, all agreements will provide that the right to exercise stock options, receive restricted stock after the expiration of the restriction period or deferred stock after the expiration of the deferral period, receive payment under other stock-based awards, or exercise an SAR cannot be transferred except by will or the laws of descent and distribution.

         Term and amendments

         Unless terminated by the Board, the 2001 Plan shall continue to remain effective until such time as no further awards may be granted and all awards granted under the 2001 Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive stock options may only be made during the ten year period following the date the 2001 Plan becomes effective, if the 2001 Plan is adopted by the stockholders prior to May 10, 2002. The Board may at any time, and from time to time, amend the 2001 Plan, provided that no amendment shall be made which would impair the rights of a holder under any agreement entered into pursuant to the 2001 Plan without the holder's consent.

                 OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
        VOTE "FOR" THE APPROVAL OF THE PROPOSAL TO APPROVE THE 2001 PLAN

                             INDEPENDENT ACCOUNTANTS

         The independent accounting firm for the Company is Citrin Cooperman & Company LLP. A representative of Citrin Cooperman & Company LLP is expected to be present at the meeting with an opportunity to make a statement if he desires to do so and is expected to be available to respond to appropriate questions.

         Audit Fees

         During fiscal year ended December 31, 2000, the Company was billed $17,649 in accounting and audit fees for the review and audit of its annual and quarterly financial statements. The independent accountants did not render any services for information systems design or implementation or any other services.

                             SOLICITATION OF PROXIES

         The cost of proxy solicitations will be borne by the Company. In addition to solicitations of proxies by use of the mails, some officers or employees of the Company, without additional remuneration, may solicit proxies personally or by telephone. The Company may also request brokers, dealers, banks and their nominees to solicit proxies from their clients where appropriate, and may reimburse them for reasonable expenses related thereto.

                              SHAREHOLDER PROPOSALS

Shareholder Proposals and Nominations

         Proposals of shareholders intended to be presented at the annual meeting to be held in 2002 must be received at the Company's offices by April 19, 2002 for inclusion in the proxy materials relating to that meeting.

         The Company has provisions in its certificate of incorporation intended to promote the efficient functioning of its shareholder meetings. Some of the provisions describe the Company's right to determine the time, place and conduct of shareholder meetings and to require advance notice by mail or delivery to the Company of shareholder proposals or director nominations for shareholder meetings.

         Under the certificate of incorporation, shareholders must provide the Company with at least 70 days notice of business the shareholder proposes for consideration at the meeting and persons the shareholder intends to nominate for election as directors at the meeting. This notice must be received for the annual meeting in the year 2002 on April 19, 2002. Shareholder proposals must include the exact language of the proposal, a brief description of the matter and the reasons for the proposal, the name and address of the shareholder making the proposal and disclosure of that shareholder's number of shares of Common Stock owned, length of ownership of the shares, representation that the shareholder will continue to own the shares through the shareholder meeting, intention to appear in person or proxy at the shareholder meeting and material interest, if any, in the matter being proposed. Shareholder nominations for persons to be elected as directors must include the name and address of the shareholder making the nomination, a representation that the shareholder owns shares of Common Stock entitled to vote at the shareholder meeting, a description of all arrangements between the shareholder and each nominee and any other persons relating to the nomination, the information about the nominees required by the Exchange Act of 1934 and a consent to nomination of the person nominated.

         Shareholder proposals or nominations should be addressed to The Secretary, Cyber Mark International Corp., 359 Enford Road, Unit 1, Richmond Hill, Ontario, Canada L4C 3G2.

Discretionary Voting of Proxies on Other Matters

         The Company does not now intend to bring before the Annual Meeting any matters other than those specified in the notice of the Annual Meeting, and it does not know of any business which persons other than the Board of Directors intend to present at the Annual Meeting. Should any business requiring a vote of the shareholders, which is not specified in the notice, properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote the shares represented by them in accordance with their best judgment.

                                            By Order of the Board of Directors

                                            Samuel Singal
                                            President
Richmond Hill, Ontario
June 19, 2001

Appendix A
                                 Approved by Board of Directors on May 10, 2001
                                      Approved by Stockholders on July___, 2001


                         CYBER MARK INTERNATIONAL CORP.

                          2001 Performance Equity Plan


Section 1. Purpose; Definitions.

         1.1 Purpose. The purpose of the Cyber Mark International Corp. 2001 Performance Equity Plan is to enable the Company to offer to its employees, officers, directors and consultants whose past, present and/or potential contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company. The various types of long-term incentive awards that may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

         1.2 Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

             (a) "Agreement" means the agreement between the Company and the Holder setting forth the terms and conditions of an award under the Plan.

             (b) "Board" means the Board of Directors of the Company.

             (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

             (d) "Committee" means the Stock Option Committee of the Board or any other committee of the Board that the Board may designate to administer the Plan or any portion thereof. If no Committee is so designated, then all references in this Plan to "Committee" shall mean the Board.

             (e) "Common Stock" means the Common Stock of the Company, $.0001 par value per share.

             (f) "Company" means Cyber Mark International Corp, a corporation organized under the laws of the State of Delaware.

             (g) "Deferred Stock" means Common Stock to be received, under an award made pursuant to Section 8, below, at the end of a specified deferral period.

             (h) "Disability" means physical or mental impairment as determined under procedures established by the Committee for purposes of the Plan.

             (i) "Effective Date" means the date set forth in Section 11.1, below.

             (j) "Fair Market Value", unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, the last sale price of the Common Stock in the principal trading market for the Common Stock on the last trading day preceding the date of grant of an award hereunder, as reported by the exchange or Nasdaq, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, but is traded in the over-the-counter market, the closing bid price for the Common Stock on the last trading day preceding the date of grant of an award hereunder for which such quotations are reported by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause
(i) or (ii) above, such price as the Committee shall determine, in good faith.

             (k) "Holder" means a person who has received an award under the Plan.

             (l) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

             (m) "Nonqualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

             (n) "Normal Retirement" means retirement from active employment with the Company or any Subsidiary on or after age 65.

             (o) "Other Stock-Based Award" means an award under Section 9, below, that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

             (p) "Parent" means any present or future "parent corporation" of the Company, as such term is defined in Section 424(e) of the Code.

             (q) "Plan" means the Cyber Mark International Corp. 2001 Performance Equity Plan, as hereinafter amended from time to time.

             (r) "Restricted Stock" means Common Stock, received under an award made pursuant to Section 7, below, that is subject to restrictions under said
Section 7.

             (s) "SAR Value" means the excess of the Fair Market Value (on the exercise date) over the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option, multiplied by the number of shares for which the Stock Appreciation Right is exercised.

             (t) "Stock Appreciation Right" means the right to receive from the Company, on surrender of all or part of the related Stock Option, without a cash payment to the Company, a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value (on the exercise date).

             (u) "Stock Option" or "Option" means any option to purchase shares of Common Stock which is granted pursuant to the Plan.

             (v) "Stock Reload Option" means any option granted under Section
5.3 of the Plan.

             (w) "Subsidiary" means any present or future "subsidiary corporation" of the Company, as such term is defined in Section 424(f) of the Code.

Section 2. Administration.

         2.1 Committee Membership. The Plan shall be administered by the Board or a Committee. Committee members shall serve for such term as the Board may in each case determine, and shall be subject to removal at any time by the Board. The Committee members, to the extent possible and deemed to be appropriate by the Board, shall be "non-employee directors" as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and "outside directors" within the meaning of Section 162(m) of the Code.

         2.2 Powers of Committee. The Committee shall have full authority to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, (v) Stock Reload Options and/or (vi) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

                  (a) to select the officers, employees, directors and consultants of the Company or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Reload Stock Options and/or Other Stock-Based Awards may from time to time be awarded hereunder.

                  (b) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share exercise price or types of consideration paid upon exercise of such options, such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

                  (c) to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

                  (d) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash awards made by the Company or any Subsidiary outside of this Plan;

                  (e) to permit a Holder to elect to defer a payment under the Plan under such rules and procedures as the Committee may establish, including the payment or crediting of interest on deferred amounts denominated in cash and of dividend equivalents on deferred amounts denominated in Common Stock;

                  (f) to determine the extent and circumstances under which Common Stock and other amounts payable with respect to an award hereunder shall be deferred that may be either automatic or at the election of the Holder; and

                  (g) to substitute (i) new Stock Options for previously granted Stock Options, which previously granted Stock Options have higher option exercise prices and/or contain other less favorable terms, and (ii) new awards of any other type for previously granted awards of the same type, which previously granted awards are upon less favorable terms.

                  Notwithstanding anything contained herein to the contrary, the Committee shall not grant to any one Holder in any one calendar year awards for more than 3,000,000 shares in the aggregate.

         2.3 Interpretation of Plan.

                  (a) Committee Authority. Subject to Section 11, below, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 11, below, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders.

                  (b) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but limited to Stock Reload Options or Stock Appreciation rights granted in conjunction with an Incentive Stock Option) or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422.

Section 3. Stock Subject to Plan.

         3.1 Number of Shares. The total number of shares of Common Stock reserved and available for issuance under the Plan shall be 10,000,000 shares. Shares of Common Stock under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Common Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Stock Appreciation Right, Restricted Stock, Deferred Stock award, Reload Stock Option or Other Stock-Based Award granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. If a Holder pays the exercise price of a Stock Option by surrendering any previously owned shares and/or arranges to have the appropriate number of shares otherwise issuable upon exercise withheld to cover the withholding tax liability associated with the Stock Option exercise, then the number of shares available under the Plan shall be increased by the lesser of (i) the number of such surrendered shares and shares used to pay taxes; and (ii) the number of shares purchased under such Stock Option.

         3.2 Adjustment Upon Changes in Capitalization, Etc. In the event of any dividend payable on shares of Common Stock, stock split of Common Stock, reverse stock split of Common Stock, combination or exchange of Common Stock, or other similar event which results in a change in the shares of Common Stock of the Company as a whole, the Committee shall make such equitable adjustments in the terms of any award (both of shares and price) and the aggregate number of shares reserved for issuance under the Plan. Any such adjustments will be made by the Committee, whose determination will be final, binding and conclusive.

Section 4. Eligibility.

         Awards may be made or granted to employees, officers, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company. No Incentive Stock Option shall be granted to any person who is not an employee of the Company or a Subsidiary at the time of grant. Notwithstanding the foregoing, an award may be made or granted to a person in connection with his hiring or retention, or at any time on or after the date he reaches an agreement (oral or written) with the Company with respect to such hiring or retention, even though it may be prior to the date the person first performs services for the Company or its Subsidiaries; provided, however, that no portion of any such award shall become vested prior to the date the person first performs such services.

Section 5. Stock Options.

         5.1 Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonqualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options or Non-Qualified Stock Options, or both types of Stock Options which may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Nonqualified Stock Option.

         5.2 Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

                  (a) Option Term. The term of each Stock Option shall be fixed by the Committee; provided, however, that an Incentive Stock Option may be granted only within the ten-year period commencing from the Effective Date and may only be exercised within ten years of the date of grant (or five years in the case of an Incentive Stock Option granted to an optionee who, at the time of grant, owns Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company ("10% Shareholder").

                  (b) Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may not be less than 100% of the Fair Market Value on the day of grant; provided, however, that (i) the exercise price of an Incentive Stock Option granted to a 10% Shareholder shall not be less than 110% of the Fair Market Value on the date of grant; and (ii) if the Stock Option is granted in connection with the recipient's hiring, retention, reaching an agreement (oral or written) with the Company with respect to such hiring or retention, promotion or similar event, the option exercise price may be not less than the Fair Market Value of the Common Stock on the trading day immediately preceding the date on which the recipient is hired or retained, reached such agreement with respect to such hiring or retention, or is promoted (or similar event), if the grant of the Stock Option occurs not more than 120 days after the date of such hiring, retention, agreement, promotion or other event.

                  (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and as set forth in Section 10, below. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, i.e., that it vests over time, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine.

                  (d) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Agreement, either in shares of Common Stock (including

Restricted Stock and other contingent awards under this Plan) or partly in cash and partly in such Common Stock, or such other means which the Committee determines are consistent with the Plan's purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. Payments in the form of Common Stock shall be valued at the Fair Market Value on the date prior to the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form that are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. Subject to the terms of the Agreement, the Committee may, in its sole discretion, at the request of the Holder, deliver upon the exercise of a Nonqualified Stock Option a combination of shares of Deferred Stock and Common Stock; provided that, notwithstanding the provisions of Section 8 of the Plan, such Deferred Stock shall be fully vested and not subject to forfeiture. A Holder shall have none of the rights of a Shareholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

                  (e) Transferability. Except as may be set forth in the next sentence of this section or in the Agreement, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder's lifetime, only by the Holder (or, to the extent of legal incapacity or incompetency, the Holder's guardian or legal representative). Notwithstanding the foregoing, a Holder, with the approval of the Committee, may transfer a Nonqualified Stock Option (i) (A) by gift, for no consideration, or (B) pursuant to a domestic relations order, in either case, to or for the benefit of the Holder's "Immediate Family" (as defined below), or (ii) to an entity in which the Holder and/or members of Holder's Immediate Family own more than fifty percent of the voting interest, in exchange for an interest in that entity, subject to such limits as the Committee may establish, and the transferee shall remain subject to all the terms and conditions applicable to the Stock Option prior to such transfer. The term "Immediate Family" shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder's household (other than a tenant or employee), a trust in which these persons have more than fifty percent beneficial interest, and a foundation in which these persons (or the Holder) control the management of the assets.

                  (f) Termination by Reason of Death. If a Holder's employment by the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

                  (g) Termination by Reason of Disability. If a Holder's employment by the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify at the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

                  (h) Other Termination. Subject to the provisions of Section 13.3, below, and unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, if a Holder is an employee of the Company or a Subsidiary at the time of grant and if such Holder's employment by the Company or any Subsidiary terminates for any reason other than death or Disability, the Stock Option shall thereupon automatically terminate, except that if the Holder's employment is terminated by the Company or a Subsidiary without cause or due to Normal Retirement, then the portion of such Stock Option that has vested on the date of termination of employment may be exercised for the lesser of three months after termination of employment or the balance of such Stock Option's term.

                  (i) Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the aggregate Fair Market Value (on the date of grant of the Option) with respect to which Incentive Stock Options become exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiary) shall not exceed $100,000.

                  (j) Buyout and Settlement Provisions. The Committee may at any time, in its sole discretion, offer to repurchase a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

         5.3 Stock Reload Option. If a Holder tenders shares of Common Stock to pay the exercise price of a Stock Option ("Underlying Option"), and/or arranges to have a portion of the shares otherwise issuable upon exercise withheld to pay the applicable withholding taxes, the Holder may receive, at the discretion of the Committee, a new Stock Reload Option to purchase that number of shares of Common Stock equal to the number of shares tendered to pay the exercise price and the withholding taxes ( but only if such shares were held by the Holder for at least six months). Stock Reload Options may be any type of option permitted under the Code and will be granted subject to such terms, conditions, restrictions and limitations as may be determined by the Committee, from time to time. Such Stock Reload Option shall have an exercise price equal to the Fair Market Value as of the date of exercise of the Underlying Option. Unless the Committee determines otherwise, a Stock Reload Option may be exercised commencing one year after it is granted and shall expire on the date of expiration of the Underlying Option to which the Reload Option is related.

Section 6. Stock Appreciation Rights.

         6.1 Grant and Exercise. The Committee may grant Stock Appreciation Rights to participants who have been, or are being granted, Stock Options under the Plan as a means of allowing such participants to exercise their Stock Options without the need to pay the exercise price in cash. In the case of a Nonqualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Nonqualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

         6.2 Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

                  (a) Exercisability. Stock Appreciation Rights shall be exercisable as shall be determined by the Committee and set forth in the Agreement, subject to the limitations, if any, imposed by the Code, with respect to related Incentive Stock Options.

                  (b) Termination. A Stock Appreciation Right shall terminate and shall no longer be exercisable upon the termination or exercise of the related Stock Option.

                  (c) Method of Exercise. Stock Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Holder shall be entitled to receive a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value on the date the Stock Appreciation Right is exercised.

                  (d) Shares Affected Upon Plan. The granting of a Stock Appreciation Right shall not affect the number of shares of Common Stock available for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of shares of Common Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.

Section 7. Restricted Stock.

         7.1 Grant. Shares of Restricted Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such awards may be subject to forfeiture ("Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards.

         7.2 Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

                  (a) Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

                  (b) Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

                  (c) Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, subject to Section 10, below, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested, subject to Section 10, below. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

Section 8. Deferred Stock.

         8.1 Grant. Shares of Deferred Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom and the time or times at which grants of Deferred Stock will be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period ("Deferral Period") during which, and the conditions under which, receipt of the shares will be deferred, and all the other terms and conditions of the awards.

         8.2 Terms and Conditions. Each Deferred Stock award shall be subject to the following terms and conditions:

                  (a) Certificates. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 8.2 (d) below, where applicable), share certificates shall be issued and delivered to the Holder, or his legal representative, representing the number equal to the shares covered by the Deferred Stock award.

                  (b) Rights of Holder. A person entitled to receive Deferred Stock shall not have any rights of a Shareholder by virtue of such award until the expiration of the applicable Deferral Period and the issuance and delivery of the certificates representing such Common Stock. The shares of Common Stock issuable upon expiration of the Deferral Period shall not be deemed outstanding by the Company until the expiration of such Deferral Period and the issuance and delivery of such Common Stock to the Holder.

                  (c) Vesting; Forfeiture. Upon the expiration of the Deferral Period with respect to each award of Deferred Stock and the satisfaction of any other applicable restrictions, terms and conditions all or part of such Deferred Stock shall become vested in accordance with the terms of the Agreement, subject to Section 10, below. Any such Deferred Stock that does not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Deferred Stock.

                  (d) Additional Deferral Period. A Holder may request to, and the Committee may at any time, defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified event ("Additional Deferral Period"). Subject to any exceptions adopted by the Committee, such request must generally be made at least one year prior to expiration of the Deferral Period for such Deferred Stock award (or such installment).

Section 9. Other Stock-Based Awards.

         Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company. Each other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

Section 10. Accelerated Vesting and Exercisability.

         10.1 Non-Approved Transactions. If any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act of 1934, as amended ("Exchange Act")), is or becomes the "beneficial owner" (as referred in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company's then outstanding securities in one or more transactions, and the Board does not authorize or otherwise approve such acquisition, then the vesting periods of any and all Stock Options and other awards granted and outstanding under the Plan shall be accelerated and all such Stock Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such Stock Options and awards on the terms set forth in this Plan and the respective agreements respecting such Stock Options and awards.

         10.2 Approved Transactions. The Committee may, in the event of an acquisition of substantially all of the Company's assets or at least 65% of the combined voting power of the Company's then outstanding securities in one or more transactions (including by way of merger or reorganization) which has been approved by the Company's Board of Directors, (i) accelerate the vesting of any and all Stock Options and other awards granted and outstanding under the Plan, and (ii) require a Holder of any award granted under this Plan to relinquish such award to the Company upon the tender by the Company to Holder of cash in an amount equal to the Repurchase Value of such award.

Section 11. Amendment and Termination.

         The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder's consent.

Section 12.       Term of Plan.

         12.1 Effective Date. The Plan shall be effective as of _______, 2001, subject to the approval of the Plan by the Company's shareholders within one year after the Effective Date. Any awards granted under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned upon, and subject to, such approval of the Plan by the Company's shareholders and no awards shall vest or otherwise become free of restrictions prior to such approval.

         12.2 Termination Date. Unless terminated by the Board, this Plan shall continue to remain effective until such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may be made only during the ten year period following the Effective Date.

Section 13. General Provisions.

         13.1 Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms, of the Agreement executed by the Company and the Holder. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.

         13.2 Unfunded Status of Plan. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

         13.3 Employees.

                  (a) Engaging in Competition With the Company; Disclosure of Confidential Information. If a Holder's employment with the Company or a Subsidiary is terminated for any reason whatsoever, and within 18 months after the date thereof such Holder either (i) accepts employment with any competitor of, or otherwise engages in competition with, the Company, (ii) solicits any customers or employees of the Company to do business with or render services to the Holder or any business with which the Holder becomes affiliated or to which the Holder renders services, or (iii) discloses to anyone outside the Company or uses any confidential information or material of the Company in violation of the Company's policies or any agreement between the Holder and the Company, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder's employment with the Company is terminated.

                  (b) Termination for Cause. The Committee may, if a Holder's employment with the Company or a Subsidiary is terminated for cause, annul any award granted under this Plan to such employee and, in such event, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder's employment with the Company is terminated.

                  (c) No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.

         13.4 Investment Representations; Company Policy. The Committee may require each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof. Each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company's securities.

         13.5 Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of Common Stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

         13.6 Withholding Taxes. Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

         13.7 Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware (without regard to choice of law provisions); provided, however, that all matters relating to or involving corporate law shall be governed by the laws of the State of Delaware.

         13.8 Other Benefit Plans. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

         13.9 Non-Transferability. Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

         13.10 Applicable Laws. The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act of 1933, as amended, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed.

         13.11 Conflicts. If any of the terms or provisions of the Plan or an Agreement conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

         13.12 Non-Registered Stock. The shares of Common Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act of 1933, as amended, or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Common Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Common Stock on a national securities exchange or any other trading or quotation system, including the Nasdaq National Market and Nasdaq SmallCap Market.

                     CYBER MARK INTERNATIONAL CORP. - PROXY
                       Solicited By The Board Of Directors
                  for Annual Meeting To Be Held on July 2, 2001

                 The undersigned Shareholder(s) of Cyber Mark International Corp., a Delaware corporation ("Company"), hereby appoint Samuel Singal with full power of substitution, as the agent, attorney and proxy of the
  P undersigned, to vote the shares standing in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held on July 2, 2001 and at all adjournments thereof. This proxy will be voted in accordance with the instructions given below. If no instructions are given, this proxy will be voted FOR all of the following proposals.

  R     1.     Election of the following Directors:

        FOR all nominees listed below except  WITHHOLD AUTHORITY to vote for all
  O     as marked to the contrary below |_|   nominees listed below  |_|

                                  Samuel Singal

  X INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.

  Y              _____________________________________________________


        2. Approve the Amendment to the Certificate of Incorporation to increase the number of authorized shares of capital stock of the Company.

                FOR  |_|            AGAINST    |_|          ABSTAIN   |_|


         3.     Approve the 2001 Performance Equity Plan.

                FOR  |_|            AGAINST    |_|          ABSTAIN   |_|


         4. In his discretion, the proxy is authorized to vote upon such other business as may come before the meeting or any adjournment thereof.

                FOR  |_|            AGAINST    |_|          ABSTAIN   |_|

         |_| I plan on attending the Annual Meeting.

                                    Date: ___________________, 2001



                                    ------------------------------
                                    Signature

                                    ------------------------------
                                    Signature if held jointly

                                    Please sign exactly as name appears above.
                                    When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.